Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (3)

dated November 15, 2018 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2018, as supplemented May 24, 2018 and August 15, 2018

Intelligent Variable Annuity® Prospectus

dated May 1, 2018, as supplemented May 24, 2018 and August 15, 2018

M Intelligent VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018

M Intelligent Survivorship VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

JOHN HANCOCK EMERGING MARKETS VALUE TRUST

On pages 7-11 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, pages 8-10 of the

M-Intelligent Life VUL prosepectus, pages 7-9 of the M-Intelligent Life Survivorship VUL prospectus, and pages 4-8 of the Intelligent Variable Annuity prospectus, the Annual Portfolio Operating Expenses table has changed to reflect a correction to the expenses for the John Hancock Emerging Markets Value Trust.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
John Hancock Emerging Markets Value Trust	0.95%	0.00%	0.12%	0.00%	1.07%	0.00%	1.07%

For more information about these changes and about the portfolios in general, refer to the John Hancock Prospectus.

A40422 11/18